================================================================================

                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              WAXMAN INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                [WAXMAN - LOGO]
                            WAXMAN INDUSTRIES, INC.

                                24460 AURORA ROAD
                           BEDFORD HEIGHTS, OHIO 44146
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 3, 2002
                               -------------------

                              To Our Stockholders:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Waxman Industries, Inc. (the "Company") will be held at the offices of the Company, 24460 Aurora Road, Bedford Heights, Ohio on December 3, 2002 at 11:00 a.m. Cleveland time to consider and act on the following matters:

         1. The election of seven directors of the Company to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified;

         2. The approval of an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock, Class B Common Stock and Preferred Stock of the Company;

         3. The approval of the Waxman Industries, Inc. 2002 Stock Incentive Plan; and

         4. Such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The foregoing matters are described in more detail in the Proxy Statement, which follows.

         The Board of Directors has fixed the close of business on October 4, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of Common Stock and Class B Common Stock of the Company at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 is enclosed herewith.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN STAMPED ENVELOPE PROVIDED. PROXIES ARE REVOCABLE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THEIR BEING VOTED OR BY APPEARANCE AT THE ANNUAL MEETING TO VOTE IN PERSON. YOUR PROMPT RETURN OF THE PROXY WILL BE OF GREAT ASSISTANCE IN PREPARING FOR THE ANNUAL MEETING AND IS THEREFORE STRONGLY REQUESTED.

                                      By Order of the Board of Directors

                                      KENNETH ROBINS, Secretary
October 11, 2002

                                 [WAXMAN LOGO]
                WAXMAN INDUSTRIES, INC. WAXMAN INDUSTRIES, INC.


                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 3, 2002
                               -------------------


                                  INTRODUCTION

        This Proxy Statement is being furnished to stockholders of Waxman Industries, Inc. (the "Company") in connection with the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 11:00 a.m., Cleveland time, on Tuesday, December 3, 2002, at the offices of the Company. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy as provided below. Unless a contrary choice is indicated, all duly executed proxies received by the Company will be voted for (i) the election of the seven nominees for directors, (ii) the approval of an amendment to the Company's certificate of incorporation to reduce the number of authorized shares of capital stock, and
(iii) the approval of the Company's 2002 Stock Incentive Plan. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is October 11, 2002.

         Stockholders of record at the close of business on October 4, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. On that date, there were outstanding 1,003,990 shares of common stock, $.01 par value per share, of the Company ("Common Stock"), and 214,189 shares of Class B common stock, $.0l par value per share, of the Company ("Class B Common Stock"). Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting, and each share of Class B Common Stock is entitled to ten votes on all matters to come before the Annual Meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Action on the other matters scheduled to come before the Annual Meeting will be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matters. For purposes of determining whether a matter has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention has the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals, will only be counted for purposes of determining whether a quorum is present at the Annual Meeting and therefore will have no effect on the vote. The Company currently has no class of voting securities outstanding other than Common Stock and Class B Common Stock.

         Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned, properly executed, the shares represented thereby will be voted as specified thereon. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise, either in writing delivered to the Secretary of the Company at its executive offices, or in person at the Annual Meeting.

                             COMMON STOCK OWNERSHIP

CAPITAL STOCK

         The following table sets forth, as of September 30, 2002 (except as noted in footnotes 8, 9 and 10 below), the number of shares of Common Stock and Class B Common Stock beneficially owned by each director, director nominee and executive officers named in "Summary Compensation Table," by the directors, nominees and executive officers of the Company as a group and by each holder of at least five percent of Common Stock and Class B Common Stock known to the Company, and the respective percentage ownership of the outstanding Common Stock and Class B Common Stock and voting power held by each such holder and group. The mailing address for Messrs. Melvin, Armond and Laurence Waxman is the executive office of the Company.

                                            NUMBER OF SHARES                       PERCENTAGE
                                           BENEFICIALLY OWNED                       OWNERSHIP
                                     --------------------------------    --------------------------------
                                                          CLASS B                             CLASS B           PERCENTAGE
NAME AND                                COMMON            COMMON            COMMON            COMMON           OF AGGREGATE
BENEFICIAL OWNER                        STOCK              STOCK            STOCK              STOCK           VOTING POWER
--------------------------------     -------------     --------------    -------------     --------------    -----------------
Melvin Waxman (1)...........             90,430           101,194              8.6%             47.2%               34.5%
Armond Waxman (2)...........            123,089            77,029             11.7              36.0                28.0
Laurence S. Waxman (3)......             82,628             5,526              8.0               2.6                 4.3
John S. Peters (4)..........              3,130                --              *                --                   *
Irving Friedman (5).........              2,500                --              *                --                   *
Judy Robins (6).............             10,975             7,525              1.1               3.5                 2.7
Mark Reichenbaum (7)........              2,000                --              *                --                   *
Mark W. Wester (8) .........              6,074                --              *                --                   *
Directors, nominee and
   officers as a group (8
   individuals).............            320,826           191,274             27.9              89.3                67.9
Credit Suisse First Boston,
   Inc. (9).................             55,000                --              5.5              --                   1.7
11 Madison Avenue
   New York, NY 10010.......
Larry Callahan (10)
   8000 Maryland Avenue
   St. Louis,  MO 63105.....            158,700                --             15.8              --                   5.0
----------------------------------------------------------------------------------------------------------------------------------
* less than 1%

(1) Includes 50,000 shares of Common Stock subject to options granted to Mr. Melvin Waxman to replace stock options and stock appreciation rights previously issued and 10 shares of Common Stock owned by a member of Mr. Waxman's immediate family, as to which shares Mr. Waxman disclaims beneficial ownership. The above mentioned stock options were granted subject to approval by shareholders at the Company's 2002 Annual Meeting to approve the Waxman Industries, Inc. 2002 Stock Incentive Plan (the "2002 Stock Incentive Plan").

(2) Includes 50,000 shares of Common Stock subject to options granted to Mr. Armond Waxman to replace stock options and stock appreciation rights previously issued and 10 shares of Common Stock owned by a member of Mr. Waxman's immediate family, as to which shares Mr. Waxman disclaims beneficial ownership. The above mentioned stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(3) Includes 30,000 shares of Common Stock subject to options granted to Mr. Laurence Waxman to replace stock options and stock appreciation rights previously issued, 28,000 shares of Common Stock in a trust that are voted by Mr. Waxman, and 2,710 shares of Common Stock for which Mr. Waxman is custodian to his minor children. The above mentioned stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(4) Includes 2,625 shares of Common Stock subject to options granted to Mr. Peters to replace stock options previously issued. The stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(5) Includes 2,000 shares of Common Stock subject to options granted to Mr. Friedman to replace stock options previously issued. The stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(6) Includes 2,000 and 1,000 shares of Common Stock subject to options granted to Mrs. Robins and to her spouse as Corporate Secretary of the Company, respectively, to replace stock options previously issued. The stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(7) Includes 2,000 shares of Common Stock subject to options granted to Mr. Reichenbaum for serving as a director of the Company. The stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(8) Includes 5,500 shares of Common Stock subject to options granted to Mr. Wester to replace stock options previously issued. The stock options were granted subject to approval by shareholders of the Company's 2002 Stock Incentive Plan.

(9) The information set forth in the table with respect to Credit Suisse First Boston, Inc. was obtained from a Statement on Schedule 13G, dated February l3, 1998, filed with the Securities and Exchange Commission. Such Statement reflects Credit Suisse First Boston, Inc.'s beneficial ownership as of December 31, 1997.

(10) The information set forth in the table with respect to Larry Callahan was obtained from a Form 4, filed with the Securities and Exchange Commission, reflecting Mr. Callahan's beneficial ownership as of July 31, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company is required to identify any officer, director or beneficial owner of more than 10% of the Company's equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on material provided to the Company by such officers, directors and beneficial owners of more than 10% of the Company's equity securities, the Company believes that during the fiscal year ended June 30, 2002, there was compliance with all such filing requirements.

                                       I.

                              ELECTION OF DIRECTORS

         The authorized number of directors of the Company is currently seven. Management recommends that seven directors be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. All of the nominees are currently directors of the Company.

         Unless otherwise directed, all proxies (unless revoked or suspended) will be voted for the election of the seven nominees for director set forth below. If, for any reason, any nominee is unable to accept such nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to substitute such other person or persons as the case may be, as a management nominee, or to reduce the number of management nominees to such extent as they shall deem advisable. The Company is not aware of any reason why any nominee should become unavailable for election, or if elected, should be unable to serve as a director. Set forth below is certain information with respect to the nominees. All of the nominees are currently directors of the Company. Armond and Melvin Waxman are brothers, Judy Robins is their sister and Laurence Waxman is Melvin Waxman's son.

NAME, AGE AND OTHER
POSITIONS WITH THE COMPANY                                  BUSINESS EXPERIENCE
------------------------------------------- ----------------------------------------------------
Melvin Waxman, 68                           Mr. Melvin Waxman has been a Chief Executive Officer
Chairman of the Board and Co-               of the Company for over 20 years, a director of the
Chief Executive Officer                     Company since 1962 and Chairman of the Board of the
                                            Company since August 1976 (Co-Chairman from June 1995
                                            to April 1996). Mr. Waxman was the Chairman of the
                                            Board of Barnett Inc. ("Barnett") until the Company
                                            sold its Barnett stock on September 27, 2000.


Armond Waxman, 63                           Mr. Armond Waxman has been the President and
President, Co-Chief Executive               Treasurer of the Company since August 1976 and
Officer and Director                        Co-Chief Executive Officer since June 1995. Mr.
                                            Waxman has been a director of the Company since 1962.
                                            Mr. Waxman was the Vice-Chairman of the Board of
                                            Barnett until the Company sold its Barnett stock on
                                            September 27, 2000.


Laurence S. Waxman, 45                      Mr. Laurence Waxman was elected Executive Vice
Executive Vice President and                President in August 2002 and had been Senior Vice
Director                                    President of the Company in November 1993. He is also
                                            President of Waxman Consumer Products Group, Inc.
                                            ("Consumer Products"), a wholly-owned subsidiary of
                                            the Company, a position he has held since 1988. Mr.
                                            Waxman joined the Company in 1981. Mr. Waxman was
                                            appointed to the board of directors of the Company in
                                            July 1996.


John S. Peters, 54                          Mr. Peters is the Chairman and Chief Executive
Director                                    Officer of Handl-it, Inc., a logistics, distribution
                                            services and packaging business Mr. Peters founded in
                                            1992. Mr. Peters was the Senior Vice President -
                                            Operations of the Company from 1988 until September
                                            1997 and served the Company in other executive
                                            capacities since October 1974. Mr. Peters resigned as
                                            a full time employee in September 1997 due to the
                                            growth of Handl-it, but has provided certain
                                            consulting services to the Company since that date.
                                            Mr. Peters was elected as a director in March 2000.

NAME, AGE AND OTHER
POSITIONS WITH THE COMPANY                                  BUSINESS EXPERIENCE
------------------------------------------- ----------------------------------------------------
Irving Z. Friedman, 70                     Mr. Friedman is a shareholder and Treasurer of
   Director                                Furniture Services Industry, Inc. since July 1985, a
                                           company that provides fabric and leather protection
                                           products to the furniture industry. He is also a
                                           certified public accountant and former partner with
                                           the firm of Krasney Polk Friedman & Fishman from 1981
                                           through 2001. Mr. Friedman has been a director of the
                                           Company since 1989 and is the chairman of the
                                           Company's Audit Committee and Compensation and Stock
                                           Option Committee.

Judy Robins, 53                             Mrs. Robins has been a director of the Company since
   Director                                 1980. Mrs. Robins has owned and operated an interior
                                            design business for more than the past five years.
                                            Mrs. Robins is the sister of Messrs. Melvin and
                                            Armond Waxman and the wife of the Secretary of the
                                            Company. Until August 2002, Mrs. Robins served on the
                                            Company's Audit Committee.


Mark Reichenbaum, 51                        Mr. Reichenbaum is the President of HAJA Capital
Director                                    Corporation, an investment firm and Co-Chairman of
                                            Clean Rite Center LLC, a retail chain of laundry
                                            service super stores with locations around New York.
                                            Until October 1997, Mr. Reichenbaum was the President
                                            of Medo Industries, Inc., a large manufacturer and
                                            distributor of automotive air fresheners worldwide,
                                            which was sold to Quaker State Corporation in 1996.
                                            Mr. Reichenbaum is a director of eB2B Commerce, Inc.,
                                            a leading provider of business-to-business management
                                            services. Mr. Reichenbaum has been a director of the
                                            Company since 2001 and is a member of the Company's
                                            Audit Committee.


                        INFORMATION RELATING TO THE BOARD
                OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

         The Board of Directors held four meetings during the fiscal year ended June 30, 2002 and on numerous occasions took action by unanimous written consent. The Company has an Executive Committee, Audit Committee and Compensation and Stock Option Committee. Messrs. Melvin and Armond Waxman and Mr. Irving Friedman serve on the Executive Committee, and Mr. Friedman and Mr. Reichenbaum serve on the Audit Committee and Mr. Friedman and Mrs. Robins serve on the Compensation and Stock Option Committee. The Company does not have a nominating committee.

AUDIT COMMITTEE REPORT

         The Audit Committee acts as a liaison between the Company's independent auditors, management and the Board of Directors. The general function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by (i) monitoring the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance; (ii) monitoring the independence and performance of the Company's independent auditors and internal auditing department; and (iii) providing an avenue of communication between the independent auditors, management, the internal auditing department and the Board of Directors.

         In August 2002, the Board of Directors and the Audit Committee adopted a charter that expanded the Audit Committee's responsibilities, including functions for compliance with the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"). A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A. Among other responsibilities, the Audit Committee is responsible for the appointment, compensation and oversight of the independent auditors, reviewing the scope of the annual audit, the management letter associated therewith and annual financial results prior to public filings and press releases, reviewing the Company's quarterly financial statements before any financial results are made public, and reviewing the sufficiency of the Company's internal accounting controls. The Audit Committee has also communicated with all of the Company's employees and put procedures in place for the receipt and handling of complaints regarding the Company's accounting, accounting controls or auditing matters, including procedures to facilitate the anonymous and confidential submissions by employees. In August 2002, Mrs. Robins resigned from the Audit Committee so that it would comply with the director independence requirements of Sarbanes-Oxley. The Audit Committee held one meeting during fiscal 2002 and intends to hold quarterly meetings in fiscal 2003.

         The Audit Committee has reviewed and discussed the Company's audited and consolidated financial statements for the fiscal year ended June 30, 2002 with the Company's management. The Audit Committee has discussed with Meaden & Moore, Ltd., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures and the letter from Meaden & Moore, Ltd. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the independence of Meaden & Moore, Ltd. with that firm.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

                                     MEMBERS OF THE COMMITTEE:

                                     Irving Z. Friedman
                                     Mark Reichenbaum


COMPENSATION AND STOCK OPTION COMMITTEE

         In December 2001, the Company's Board of Directors approved the combining of the Compensation Committee and the Stock Option Committee. The Compensation and Stock Option Committee determines the salaries and bonuses of Messrs. Melvin and Armond Waxman (members of the Board of Directors who are also officers of the Company). In addition, this committee administers the Company's 2002 Stock Incentive Plan. The Compensation and Stock Option Committee held no formal meetings during fiscal 2002, but communicated throughout the year on various compensation and stock option matters.

STOCK OPTION COMMITTEE

         The Stock Option Committee, which was established to administer both the 1992 Stock Option Plan and the Employee Stock Purchase Plan of the Company, was combined with the Compensation Committee in December 2002. The Stock Option Committee held no formal meetings during fiscal 2002.

DIRECTOR REMUNERATION

         Each director who is not an employee of the Company received a fee of $3,000 per fiscal quarter for services as a director during fiscal 2002 plus a fee of $1,000 plus traveling expenses for each board meeting he or she attended. Mr. Peters, due to his consulting role with the Company, has agreed to a reduced quarterly director fee of $2,000, and has elected to not receive any reimbursement for traveling expenses. Effective for the quarter beginning October 1, 2002, the director remuneration fee of $3,000 per fiscal quarter was increased to $4,000 by the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid for services rendered during fiscal 2002 to the Co-Chief Executive Officers and the two other most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION (1)

                                                                                                LONG-TERM COMPENSATION
                                                                                             SECURITIES           ALL OTHER
NAME AND PRINCIPAL                                           -------                         UNDERLYING         COMPENSATION
POSITION                                     YEAR     SALARY ($)        BONUS ($) (2)     OPTIONS/SAR (#)         ($)(3)
----------------------------------           ----     ----------        -------------     ---------------     ---------------
Melvin Waxman                                2002      287,475                  --               --               133,941
Chairman of the Board and Co-Chief           2001      293,154                  --               --               126,362
   Executive Officer...............          2000      328,366                  --               --               110,921

Armond Waxman                                2002      301,984              75,000               --               247,026
President and Co-Chief Executive             2001      318,270                  --               --               138,752
   Officer.........................          2000      350,000                  --               --               175,303

Laurence S. Waxman                           2002      250,904             100,000               --                53,648
Senior Vice President..............          2001      200,000                  --               --                33,685
                                             2000      200,000                  --               --                44,621

Mark W. Wester                               2002      128,893                  --               --                 5,145
Vice President--Finance and Chief            2001      128,000             100,000               --                 5,221
   Financial Officer...............          2000      133,000                  --               --                 5,310

(1) Certain executive officers received compensation in fiscal 2002, 2001 and 2000 in the form of perquisites, the amount of which does not exceed reporting thresholds.

(2) The executive officers named in the Summary Compensation Table received their bonuses under the Company's Profit Incentive Plan. Messrs. Armond and Melvin Waxman received their bonuses at the discretion of the Board of Directors.

(3) Unless otherwise noted, amounts principally represent premiums on split-dollar life insurance policies, other insurances, medical expense reimbursement and the cost of providing an auto to certain executives.

EMPLOYMENT AGREEMENTS

         Mr. Laurence Waxman entered into an employment agreement with Consumer Products, which became effective as of November 1, 1994 and had an initial term that expired on October 31, 1999. The Agreement is automatically extended for successive one-year periods, unless either party provides written notice of the intent not to extend the Agreement, not less than one year prior to the extended term. Pursuant to such employment agreement, Mr. Laurence Waxman is to serve as President of Consumer Products, and is also to serve in such further offices or positions with Consumer Products or any subsidiary or affiliate of Consumer Products as shall, from time to time, be assigned by the Board of Directors of Consumer Products. Mr. Laurence Waxman's employment agreement provides for an annual salary of $200,000 for the first year of the employment agreement and provides that for each year thereafter the annual salary will be increased by six percent of the prior year's salary. In fiscal 2002, his salary was increased to $225,000 partially through the fiscal year. Additional increases in salary and the granting of bonuses to Mr. Laurence Waxman will be determined by Consumer Products, in its sole discretion, based on such individual's performance and contributions to the success of Consumer Products, his responsibilities and duties and the salaries of other senior executives of Consumer Products. A bonus in the amount of $100,000 was granted to Mr. Laurence Waxman in fiscal 2002. The employment agreement provides that upon termination of employment by Mr. Laurence Waxman for good reason (as defined therein) or by the Company for any reason other than death, disability (as defined therein) or cause (as defined therein), Mr. Laurence Waxman will be entitled to receive all of the compensation he would otherwise be entitled to through the end of the term of the agreement. The employment agreement also contains provisions which restrict Mr. Laurence Waxman from competing with the Company or Consumer Products during the term of the agreement and for two years following the termination thereof.

STOCK OPTION GRANTS

         There were no stock option grants made in fiscal 2002 to executive officers or directors. In addition, stock options granted under the 1992 Non-Qualified and Incentive Stock Option Plan (the "1992 Stock Option Plan") and the 1994 Non-Employee Directors Stock Option Plan (the "1994 Non-Employee Directors Plan") were terminated in January 2002 in exchange for a commitment by the Company's Board of Directors to approve the Waxman Industries, Inc. 2002 Stock Incentive Plan and to replace the terminated stock options with the same number of stock options under the 2002 Stock Incentive Plan. On December 6, 2001, the Company's Board of Directors approved the 2002 Stock Incentive Plan, subject to stockholder approval within 12 months, at the Company's 2002 Annual Meeting of Stockholders.

STOCK OPTION AND SAR EXERCISES

         There were no stock option exercises by any Executive Officer in fiscal 2002. In addition, all outstanding options and SARs were terminated in January 2002 in exchange for a commitment by the Board of Directors to issue replacement options therefor under the 2002 Stock Incentive Plan in July 2002 (at least six months and one day after the termination of the prior options and SARs). Accordingly, as of June 30, 2002, (1) there were no unexercised options or SARs held by any Executive Officer, and (ii) the aggregate value of unexercised in-the-money options and SARs held by Executive Officers was zero.

LEGAL PROCEEDINGS

         No director or executive officer of the Company is party to any material pending legal proceeding.

                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation and Stock Option Committee of the Board of Directors (the "Committee") determines the compensation of the Company's Co-Chief Executive Officers. The Committee is comprised solely of non-employee directors who are not eligible to participate in any of the executive compensation programs of the Company. The proxy rules require the Committee to disclose the Committee's bases for compensation of executive officers and for compensation reported for Melvin and Armond Waxman, the Co-Chief Executive Officers of the Company, and to discuss the relationship between the Company's performance during fiscal 2002 and compensation.

         The Company's compensation policy reflects its belief that the compensation of its senior executive officers should provide total compensation reasonably comparable and competitive to that offered by similarly situated companies and to align the interests of its executive officers with the long term interests of the Company's stockholders with the grant of equity based awards. The object of these awards is to reinforce and advance the long-term interest of the Company and its stockholders. These awards provide rewards to executives upon the creation of incremental stockholder value and have the potential of providing significant benefit to the executives as the price of the Company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. There were no equity based awards granted to any senior executive officer in fiscal 2002.

         Cash compensation of the Co-Chief Executive Officers is established by the Committee, as well as grants of stock options and other stock based awards for all executive officers and employees, including the Co-Chief Executive Officers.

         While competitive practices are taken into account in determining cash compensation, the Committee believes that the most important considerations in setting annual compensation are individual merit, the Company's financial performance and achievement of strategic objectives approved by the Board of Directors. The Committee does not apply any specific quantitative formula in making compensation decisions. The Committee appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors such as contributions of executive officers to the achievement of the Company's strategic goals in the difficult business environment in which it operates, the managerial effectiveness and teamwork of individual executive officers and the implementation of policies and measures that are intended to provide the stability and benefit the Company's long-term performance.

         The compensation of the Company's Co-Chief Executive Officers has been designed to provide them with a fair salary and to reward them for their ongoing efforts towards improving the efficiencies of the Company's continuing operations and establishing strategies to grow its operations. The Committee approved the base salary that was paid to each of them. The salary received by the Co-Chief Executive Officers during part of fiscal 2002 reflects salary levels that had been voluntarily reduced by such officers during fiscal 2001. In recognition of the Company's return to profitability, completion of its financial restructuring and completion of its new bank facility, Armond Waxman received a $75,000 discretionary bonus during fiscal 2002. In lieu of an equivalent $75,000 discretionary bonus for Melvin Waxman, also in recognition of such events, the Company made a charitable contribution of $75,000 during fiscal 2002 to a charitable organization designated by Melvin Waxman.

         The Committee does not establish the cash compensation levels for the Company's other executive officers. The Board has delegated to the Co-Chief Executive Officers the responsibility for establishing the salaries and bonuses payable to those individuals. However, the grants of stock options and other equity-based compensation are the responsibility of the Compensation and Stock Option Committee. As a result, the members of the Committee are able to review and have input into the overall levels of compensation provided to executive officers and, in their role as Board members, are in a position to review the performances of those individuals with the Co-Chief Executive Officers.

         Section 162(m) of the Internal Revenue code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a tax deduction for compensation paid or accrued in excess of $1 million with respect to the chief executive officer and each officer and each of the four most highly compensated employees of a publicly held corporation. Qualifying performance based compensation will not be subject to the deduction limit if certain requirements are met. The 1992 Stock Option Plan and the 1996 Directors Plan complied with these requirements, as will options and SARs issued under the proposed 2002 Stock Incentive Plan.

                                           MEMBERS OF THE COMMITTEE:

                                           Irving Z. Friedman
                                           Judy Robins


         The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

PERFORMANCE GRAPH

         Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return of the Company's Common Stock, the Standard & Poor's 500 Composite Stock Index and the Standard & Poor's Building Materials Index for the period of five fiscal years commencing with fiscal 1998. The graph assumes $100 invested on July 1, 1997 in the Company and each of the other indices.

                                PERFORMANCE GRAPH

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(*)
               AMONG WAXMAN INDUSTRIES, INC., THE S & P 500 INDEX
                     AND THE S & P BUILDING PRODUCTS INDEX

                                                Cumulative Total Return
                           ------------------------------------------------------
                             6/97      6/98     6/99      6/00     6/01      6/02

WAXMAN INDUSTRIES, INC.    100.00     78.95     8.88      5.05     3.37     13.16
S&P 500                    100.00    130.16   159.78    171.36   145.95    119.70
S&P BUILDING PRODUCTS      100.00    123.51   116.49     65.99    84.27     90.03

*$100 invested on 6/30/97 in stock or index including reinvestment of dividends. Fiscal year ending June 30.


               COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Mrs. Judy Robins, a member of the Compensation and Stock Option Committee, owns a 13% equity interest in Aurora Investment Company ("Aurora"). All of the other equity interests in Aurora are owned by Melvin Waxman (34%), Armond Waxman (34%) and members of their and Mrs. Robins' families (19%). Armond and Melvin Waxman are brothers and Judy Robins is their sister. The Company, pursuant to a lease dated June 30, 1992 (the "Lease"), which expired on June 30, 2002 (with an option to renew for one additional term of five years), leased its office and warehouse facility located at 24455 Aurora Road, Bedford Heights, Ohio, from Aurora. The annual rent on the facility, consisted of approximately 125,000 square feet of space, was $326,716, which management believes is competitive with other rates in the area. In November 1998, the Company completed the relocation of its Consumer Products distribution center in Bedford Heights, Ohio to Groveport, Ohio. Until the termination of its lease in 2002, Consumer Products continued to use the office portion of the facility leased from Aurora and a portion of the warehouse. The remaining warehouse portion of this facility was subleased to Handl-it, Inc. (see below for information regarding affiliated ownership) through June 30, 2002. The Company charged Handl-it, Inc. rent of $191,079 in fiscal 2002 and $290,496 in fiscal 2001 and 2000 for subletting a portion of the warehouse.

         Effective July 1, 2002, Consumer Products exercised the option on approximately 9,000 square feet of office space and 20,000 square feet of warehouse space in this building with Aurora. The remaining portion of the warehouse is being lease by Handl-it Inc. directly with Aurora. Consumer Products will sublease 17,000 square feet of warehouse space from Handl-it at a monthly charge of $5,100. Consumer Products will offset the receivable it has from Handl-it by the future monthly rental payments that would otherwise be paid to Handl-it until the receivable has been repaid.

         Handl-it Inc., a corporation owned by John S. Peters, a director and consultant to the Company, together with another member of his family, and Melvin Waxman and Armond Waxman, sublet warehouse space in Bedford Hts., Ohio from Consumer Products through June 30, 2002. In order to facilitate Consumer Products move to a more efficient warehouse that was also logistically beneficial in serving their customer base, Handl-it agreed to sublease 97,000 square feet of office space, which it would attempt to utilize for the warehousing needs of its customers. Due to the prolonged economic downturn in this area, Handl-it was unable to fully utilize the warehouse, and negotiated an adjustment with Consumer Products to offset its revenue shortfall for this warehouse. Accordingly, Consumer Products reduced its rental charge to Handl-it by approximately $99,000, and received concessions of $26,000 over the next 26 months from Aurora Investments. The Company charged Handl-it, Inc. $191,079 in fiscal 2002 (after the rent adjustment), $290,496 in fiscal 2001 and $290,970 in fiscal 2000 for the subleasing of warehouse space. At June 30, 2002 and 2001, Handl-it owed Consumer Products $134,000 and $99,000 in unpaid rent, respectively, which is evidenced by a promissory note, which bears interest at a rate of 5.25% per annum. Effective July 1, 2002, Consumer Products entered into an agreement to sublease 17,000 square feet of space from Handl-it at a monthly charge of $5,100. Consumer Products will offset the receivable it has from Handl-it by the future monthly rental payments that would otherwise be paid to Handl-it until the receivable has been repaid. Consumer Products also utilizes Con-Pak Inc., an outside packaging operation, in certain instances where the packaging can not be performed by the Company's operations in Asia. Con-Pak, Inc. was acquired by Handl-it in 1999, received $377,599, $234,368 and $110,577 for these services in fiscal 2002, 2001 and 2000, respectively. Consumer Products also paid Handl-it Inc. approximately $27,000 and $40,000 for the cost of transportation of products in fiscal 2001 and 2000, respectively. Handl-it is also compensated for the consulting services provided to the Company by Mr. Peters, which amounted to approximately $115,000, $73,000 and $45,000 in fiscal 2002, 2001 and 2000, respectively.

         From July 1, 1999 through April 2001, WAMI Sales utilized Handl-it Inc. to provide all warehousing, labor and shipping functions in Cleveland, Ohio for a fee equal to a percentage of monthly sales plus other direct expenses from this operation. The charge amounted to $67,000 in fiscal 2001 and $74,000 in fiscal 2000. The Company believes these terms are comparable to those that would be available from unaffiliated third parties.

         Melvin Waxman and Armond Waxman are directors and part-owners of Handl-it, and each received director fees of $8,000 and consulting income of $20,000 from Handl-it in the twelve months ended June 30, 2002.

                              CERTAIN RELATIONSHIPS

         The Company purchases certain products, which it can not manufacture with its existing operations, from WDI International, Inc., a company owned in part (but not controlled) by certain members of the Waxman family and other non-affiliated individuals. In fiscal 2002, 2001 and 2000, purchases from WDI International amounted to $1.6 million, $1.7 million and $3.7 million, respectively. The Company believes that the prices it receives are on terms comparable to those that would be available from unaffiliated third parties.

                                      II.

                         APPROVAL OF AN AMENDMENT TO THE
                COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK,
             CLASS B COMMON STOCK AND PREFERRED STOCK OF THE COMPANY

         The Company's Certificate Of Incorporation presently authorizes the issuance of 22,000,000 shares of Common Stock, 6,000,000 shares of Class B Common Stock and 2,000,000 shares of Preferred Stock.

         In February 2001, the stockholders of the Company approved a 1-for-10 reverse stock split, thereby reducing the outstanding number of shares of the Company. At that that time, the number of authorized shares was not reduced. The Company must pay annual franchise taxes to the State of Delaware based, in part, on its number of authorized shares of capital stock. A large disparity between the number of authorized shares of capital stock and the number of outstanding shares has the effect of significantly increasing these Delaware franchise taxes. As the Company currently does not anticipate a need to have authorized more than 8,000,000 shares of Common Stock, 1,500,000 shares of Class B Common Stock and 200,000 shares of Preferred Stock for issuance in the future, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock, Class B Common Stock and Preferred Stock accordingly.

         The text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit B. Approval of the amendment to reduce the number of authorized shares of capital stock requires the affirmative vote of the holders of a majority of the voting securities of the Company represented and voting at the Annual Meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
                 THE PROPOSAL TO REDUCE THE AUTHORIZED SHARES OF
                          CAPITAL STOCK OF THE COMPANY.


                                      III.

                     APPROVAL OF THE WAXMAN INDUSTRIES, INC.
                            2002 STOCK INCENTIVE PLAN

         On December 6, 2001, the Board adopted, subject to stockholder approval to be obtained within twelve months of such date, the Waxman Industries, Inc. 2002 Stock Incentive Plan (the "Plan") to allow the Company to make stock-based awards as part of the Company's compensation. The Plan replaces the Company's 1992 Non-Qualified and Incentive Stock Option Plan, the Company's 1994 Stock Option Plan for Non-Employee Directors and the Company's 1996 Non-Employee Directors' Restricted Share Plan. The aggregate number of shares of Common Stock issuable under all awards under the Plan is 250,000, subject to appropriate adjustments in the event of stock splits, stock dividends and similar events. The Plan provides for incentive stock options, non-statutory stock options, stock appreciation rights, and other awards. The closing price of the Common Stock on September 24, 2002 was $4.40.

         The Board believes that the Plan will advance the Company's long-term financial success by permitting it to attract and retain outstanding talent and motivate superior performance by encouraging and providing a means for key employees, non-employee directors, contractors and consultants to obtain an ownership interest in the Company.

         The affirmative vote of the holders of a majority of the voting securities of the Company, in person or by proxy, is necessary for approval of the Plan. Unless such vote is received, the Plan will not become effective.

         The following is a brief description of the material features of the Plan and is qualified in its entirety by reference to the full text of the Plan, as set forth in Exhibit C of this Proxy Statement.

ADMINISTRATION AND ELIGIBILITY

         The Plan will be administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company. The Committee is authorized from time to time to select and to grant awards under the Plan to such key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries as the Committee, in its discretion, selects; provided, however, that only employees of the Company and its subsidiaries (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")) are eligible to receive incentive stock options ("ISOs"). The Committee is authorized to delegate any of its authority under the Plan (including the authority to grant awards) to such executive officers of the Company as it thinks is appropriate and is permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code. Shares granted under the Plan will be made available from authorized but unissued Common Stock or from Common Stock held in the treasury.

         Subject to adjustment pursuant to Section 8 of the Plan, the aggregate number of shares of Common Stock issuable under all awards under the Plan is 250,000, and the maximum number of shares of Common Stock that may be issued in connection with ISOs is 250,000. In addition, subject to adjustment as provided in Section 8 of the Plan, the amount which may be granted as awards to any participant during any one year period shall not exceed (i) stock-based awards for 50,000 shares of Common Stock (whether payable in cash or stock), (ii) 10,000 deferred stock units, (iii) dividend rights with respect to more than 10,000 shares of Common Stock, (iv) a tax bonus payable with respect to the awards described in clauses (i) through (iii), and (v) cash payments (other than tax bonuses) of $100,000.

         Because the Committee is authorized to grant awards under the Plan to participants in its discretion, it is not possible to determine the benefits or amounts of awards to be received by or allocated to the following persons under the Plan: (A) the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company other than the Chief Executive Officer; (B) all current executive officers as a group; (C) all current directors who are not executive officers as a group; (D) each nominee for election as a director; (E) each associate of any of such directors, executive officers or nominees; (F) each other person who received or is to receive five percent of such options, warrants or rights; and (G) all employees, including all current officers who are not executive officers, as a group. Due to the discretionary nature of the awards, it is also not possible to determine the benefits or amounts which would have been received by or allocated to each of the above-referenced groups of persons for the last completed fiscal year if the Plan had been in effect.

OPTIONS

         The Plan authorizes the Committee to grant to participants options to purchase Common Stock, which may be in the form of a non-statutory stock option or, if granted to an employee, in the form of an ISO. The terms of all ISOs issued under the Plan will comply with the requirements of Section 422 of the Code. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the Common Stock (110% of the fair market value in the case of an ISO issued to a 10% shareholder within the meaning of Section 422 of the Code) at the time the option is granted. The Plan does not permit the Committee to subsequently reset or reduce the exercise price of any option below the fair market value of the Common Stock at the time the option was granted or to modify, amend, exchange or replace any option if such action would have the effect of reducing or resetting the exercise price without the approval of a majority of shareholders of the Company.

         The Plan also authorizes the Committee to grant to each person who becomes a non-employee director of the Company an option to purchase 2,000 shares of Common Stock. The exercise price of such option shall be the fair market value of the Common Stock at the time the option is granted.

         The Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash, Common Stock (valued at its fair market value on the date of exercise), a combination thereof, other awards or other property.

STOCK APPRECIATION RIGHTS

         The Plan authorizes the Committee to grant to participants stock appreciation rights. A stock appreciation right entitles the grantee to receive upon exercise, the excess of (a) the fair market value of a specified number of shares of Common Stock at the time of exercise over (b) a price specified by the Committee, which price may not be less than 100% of the fair market value of Common Stock at the time the stock appreciation right was granted. The Committee will determine the time at which a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable, method of delivery and whether a stock appreciation right will be granted in tandem with other awards.

DEFERRED STOCK UNITS

         The Plan authorizes the Committee to grant to participants deferred stock units. A deferred stock unit is an award that entitles a participant to elect, at the discretion of the Committee, to defer receipt of all or a portion of a bonus, or a stock-based award or cash payment made pursuant to the Plan. No Common Stock will be issued at the time a deferred stock unit is granted. Rather, the Company will establish an account for the participant and will record in such account the number of deferred stock units granted to the participant (which units will be valued initially based upon the then market value of Common Stock). The Committee will also determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a deferred stock unit, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of shares of Common Stock.

RESTRICTED STOCK

         The Plan authorizes the Committee to grant to participants restricted Common Stock with such restriction periods, restrictions on transferability, and performance goals as the Committee may designate at the time of the grant. Restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during the restriction period. Other than the restrictions on transfer, a participant will have all the rights of a holder of the shares of Common Stock representing the restricted stock, including the rights to all distributions (including regular cash dividends) made or declared with respect to the restricted stock. If any such dividends or distributions are paid in Common Stock, the Common Stock will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which the Common Stock has been distributed.

         Restricted stock will be forfeitable to the Company upon a participant's termination of employment during the applicable restricted period. The Committee, in its discretion, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any performance goal requirement upon the death, disability, retirement or otherwise of a participant.

CASH PAYMENTS

         The Plan authorizes the Committee to, subject to limitations under applicable law, grant cash payments to participants. These may be granted separately or as a supplement to any stock-based award.

DIVIDEND RIGHTS

         The Plan authorizes the Committee to grant dividend rights to participants, which rights entitle a participant to receive the dividends on Common Stock to which the participant would be entitled if the participant owned the number of shares of Common Stock represented by the dividend rights. Dividend rights may be granted separately or in tandem with any other awards. If a dividend is granted in tandem with another award, it will lapse, expire, or be forfeited simultaneously with the lapse, expiration or forfeiture of the tandemed award. If the dividend right is granted separately, it will lapse, expire, or be forfeited as the Committee determines.

OTHER STOCK-BASED AWARDS

         To permit the Plan Committee the flexibility to respond to future changes in compensation arrangements, the Plan authorizes the Committee, subject to limitations under applicable law, to grant to participants such other stock-based awards as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may determine the terms and conditions of such stock-based awards.

LOANS

         The Committee may provide in any option grant (subject to compliance with Section 13(k) of the Exchange Act, which generally prohibits the issuance of personal loans to directors or executive officers of issuers) that the Company may make loans to finance the exercise of an option, including the taxes payable by the optionee as a result of the exercise of the option. The terms and conditions of each loan, including the interest rates, maturity date, and whether the loan will be secured or unsecured will be established by the Committee.

CHANGE OF CONTROL

         In the event of a change of control (as defined in the Plan), all awards granted under the Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions will become immediately 100% vested or free of any restrictions, as of the first date on which a change of control has occurred, unless such awards are assumed or replaced by an acquiring Company or the award agreement provides otherwise. If an award to any employee is assumed or replaced and the employment of the participant with the acquiring Company is subsequently terminated or terminates for any reason other than for cause (as defined in the Plan or in the participant's award agreement, as applicable) within 18 months of the date of the change of control, then the assumed or replaced awards that are outstanding on the day prior to the day the participant's employment terminates or is terminated will become 100% vested in the participant or free of any restrictions as of the date the participant's employment terminates or is terminated.

TERMS OF AWARDS

         The term of each award will be determined by the Committee at the time each award is granted, provided that the terms of options, stock appreciation rights and dividend rights may not exceed ten years.

         Awards granted under the Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the Committee may grant awards to participants (other than ISOs) that may be transferable without consideration to immediate family members (I.E., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members are the only partners or members.

AWARD AGREEMENTS

         All awards granted under the Plan will be evidenced by a written agreement that may include such additional terms and conditions not inconsistent with the Plan as the Committee may specify. Award agreements are not required to contain uniform terms or provisions.

TERMS OF THE PLAN; AMENDMENT AND ADJUSTMENT

         No awards may be granted under the Plan after ten (10) years from the date the Plan is approved by stockholders, or, in the case of ISOs, after ten
(10) years from the date the Plan is adopted by the Board of Directors. The Plan may be terminated by the Board of Directors at any time, but the termination of the Plan will not adversely affect awards that have previously been granted. In addition, the Board of Directors may amend the Plan from time to time, without the approval of the Company's stockholders, but the Board may not amend the Plan without the approval of the Company's stockholders to: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Plan; or (iii) increase the number of shares of Common Stock subject to the Plan.

         The Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued shares of Common Stock, or other change in capitalization, the Committee will, in order to prevent dilution or enlargement of rights under awards, make adjustments in
(i) the number and type of shares authorized by the Plan (including the limitations on the types of awards permitted under the Plan and the limitations on the awards to any individual) and covered by outstanding awards under the Plan, and (ii) the exercise price, grant price or purchase price relating to any award under the Plan, if appropriate; provided, however, in each case, that no adjustment will be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a performance-based award as performance-based compensation under Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local, or foreign income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments.

ISOs

         A participant who is granted an ISO will not recognize any compensation income upon the grant or exercise of the ISO. However, upon exercise of the ISO, the excess of the fair market value of the shares of the Common Stock on the date of exercise over the option exercise price will be an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash upon exercise of the ISO with which to pay such tax.

         If an optionee holds the Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the ISO and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such Common Stock will be taxed as capital gain. If the optionee disposes of the Common Stock acquired pursuant to the exercise of an ISO before satisfying these holding periods (a so-called "disqualifying disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income recognized on a disqualifying disposition generally will equal the amount by which the fair market value of the Common Stock on the exercise date or the amount realized on the sale of the Common Stock (whichever is less) exceeds the exercise price. The balance of any gain (or any loss) realized upon a disqualifying disposition will be long-term or short-term capital gain (or loss), depending upon whether the Common Stock has been held for more than one year following the exercise of the ISO.

         If an optionee pays the exercise price of an ISO in whole or in part with previously-owned shares of Common Stock that have been held for the requisite holding periods, the optionee will not recognize any compensation income, or gain or loss upon the delivery of shares of Common Stock in payment of the exercise price. The optionee will have a carryover basis and a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered to the Company. The basis in the number of shares of Common Stock received in excess of the number of shares delivered to the Company will be equal to the amount of cash (or other property), if any, paid on the exercise. The holding period of any shares received in excess of the number of shares delivered to the Company will begin on the date the ISO is exercised.

         Where optionee pays the exercise price of an ISO with previously-owned shares of Common Stock, purchased upon the exercise of an ISO, that have not been held for the requisite holding periods, the optionee will recognize compensation income (but not capital gain) when the optionee delivers the previously-owned shares in payment of the exercise price under the rules applicable to disqualifying dispositions. The optionee's basis in the shares received in exchange for the previously-owned shares delivered will be equal to the optionee's basis in the previously-owned shares delivered, increased by the amount included in gross income as compensation income, if any. The optionee will have a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered. The optionee's tax basis for the number of new shares received will be zero, increased by the amount of cash (or other property) paid, if any, on the exercise. The holding period of the new shares received will begin on the date the ISO is exercised. For purposes of the special holding periods relating to ISOs, the holding periods will begin on the date the ISO is exercised.

         The Company will not be entitled to any tax deduction upon the grant or exercise of an ISO or upon the subsequent disposition by the optionee of the shares acquired upon exercise of the ISO after the requisite holding period. However, if the disposition is a disqualifying disposition, the Company generally will be entitled to a tax deduction in the year the optionee disposes of the Common Stock in an amount equal to the compensation income recognized by the optionee, subject to the Company satisfying its reporting obligations.

Non-statutory Stock Options

         A participant who is granted a non-statutory stock option will not recognize any compensation income upon the grant of the option. However, upon exercise of the option, the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price) will be compensation income to the optionee.

         If an optionee pays the exercise price of a non-statutory stock option in whole or in part with previously-owned shares of Common Stock, the shares of Common Stock received upon exercise of the option which are equal in number to the optionee's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of Common Stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the day the option is exercised.

         In the case of an optionee who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company generally will be entitled to a tax deduction in the year the option is exercised in an amount equal to the compensation income recognized by the optionee, subject to the Company satisfying its withholding and/or reporting obligations.

         Upon a subsequent disposition by an optionee of the Common Stock acquired upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's tax basis in the Common Stock sold, which will be long-term or short-term, depending on the period for which the Common Stock was held.

Stock Appreciation Rights

         A participant who is granted a stock appreciation right will not recognize any compensation income upon grant. At the time the stock appreciation right is exercised, however, the participant will recognize compensation income equal to the amount of cash and the fair market value of any Common Stock received. In the case of a participant who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company will generally be entitled to a tax deduction in the year the stock appreciation right is exercised in an amount equal to the compensation income recognized by the participant.

Deferred Stock Units

         A participant who is granted a deferred stock unit will not recognize any compensation income upon grant. The participant will recognize compensation income equal to the amount of cash and the fair market value of the Common Stock delivered to the participant in settlement of the deferred stock units. In the case of a participant who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company will generally be entitled to a tax deduction in the year the deferred stock unit is settled in an amount equal to the compensation income recognized by the participant.

Restricted Stock

         A participant who is granted restricted stock which is "nontransferable" and subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, will not, unless the participant makes the election described below, recognize any income upon the receipt of the Common Stock. However, at the times at which Common Stock is first transferable or the risk of forfeiture expires, the participant will recognize compensation income on the then fair market value of Common Stock. Furthermore, while the Common Stock remains restricted, any dividends paid on the Common Stock will be treated as compensation income to the participant and will be deductible by the Company as a compensation expense.

         A participant who is granted restricted stock may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to have the Common Stock received taxed as compensation income on the date granted, with the result that any future appreciation (or depreciation) in the value of the shares of Common Stock granted will be taxed as capital gain or loss upon a subsequent sale or exchange of the shares. A Section 83(b) Election must be made within 30 days of the date the restricted stock is granted.

         Any compensation income a participant recognizes from a grant of restricted stock will be subject to income and employment tax withholding. The Company will be entitled to a deduction in the same amount and in the same year as the compensation income recognized by the participant, subject to the Company satisfying its withholding and/or reporting obligations.

Cash and Dividend Payments

         A participant will recognize compensation income upon receipt of any cash pursuant to any award, including as a dividend right. If the participant is an employee of the Company, the cash payment will be subject to income and employment tax withholding. The Company will generally be entitled to a tax deduction for the payment in an amount equal to the compensation income recognized by the participant.

Parachute Payments

         All or part of an award which becomes payable or which vests by reason of a change of control may constitute an "excess parachute payment" within the meaning of Section 280G of the Code. The amount of the award received by a participant constituting an excess parachute payment would be subject to a 20% non-deductible excise tax, and that amount of compensation income would not be deductible by the Company.

Certain Limitations on Deductibility of Executive Compensation

         Section 162(m) of the Code generally disallows a tax deduction for the annual compensation in excess of $1 million paid to each of the chief executive officer and the other four most highly compensated officers of a Company. Compensation which meets the specified requirements for "performance-based compensation" is not included in applying this limitation. In general, those requirements include the establishment of objective performance goals for the payment of such compensation by a committee of the Board of Directors composed solely of two or more outside directors, stockholder approval of the material terms of such compensation prior to payment, and certification by the committee that the performance goals for the payment of such compensation have been achieved. Under the Plan, the

Committee may, but is not required to, grant awards that satisfy the requirements to constitute performance-based compensation.

REGISTRATION UNDER THE SECURITIES ACT AND RESTRICTIONS ON RESALE

         The Company has registered the exercise of awards under the Plan and the acquisition of the shares of Common Stock underlying the awards on a Registration Statement on Form S-8 filed with the Commission on July 8, 2002. The Commission has indicated that optionees who have acquired shares pursuant to a bona fide public offering registered on Form S-8 and who are not affiliates of the Company, at the time of their proposed reoffer or resale, may generally resell or reoffer the shares so acquired. Optionees who are affiliates of the Company may resell or reoffer shares acquired pursuant to an option only if such reoffer or resale is made pursuant to an exemption from the registration requirements of the Securities Act or pursuant to a prospectus which meets the requirements of General Instruction C of Form S-8. In the case of affiliates, the exemption provided by Rule 144 under the Securities Act would be available so long as the Company continues to be in compliance with the reporting requirements, and the affiliate complies with the volume limitations and the other requirements of that rule.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED
                           2002 STOCK INCENTIVE PLAN.


                                  ANNUAL REPORT

     The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (without exhibits) (the "Annual Report") is being furnished simultaneously herewith. The Annual Report is not to be considered a part of this Proxy Statement. The Company will furnish a copy of any exhibit to the Annual Report, as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to the Chief Financial Officer, Waxman Industries, Inc., 24460 Aurora Road, Bedford Heights, Ohio 44146.

                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         The Company intends to hold its 2003 annual meeting of stockholders in November or December 2003. In order for a stockholder proposal to be considered for inclusion in next year's proxy statement, it must be received by the Secretary of the Company at its offices, 24460 Aurora Road, Bedford Heights, Ohio 44146, by June 13, 2003 and must otherwise comply with the rules of the Securities Exchange Commission relating to stockholder proposals.

                            EXPENSES OF SOLICITATION

         All expenses relating to the solicitation of proxies will be paid by the Company (including the cost of mailing the proxy material) and are estimated to be $20,000. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or personal contact with nominal expense to the Company. The Company will request brokers and other nominees who hold Common Stock or Class B Common Stock in their names to solicit proxies from the beneficial owners thereof and will pay the standard charges and expenses associated therewith.

                                  OTHER MATTERS

         The Board of Directors and management know of no other matters to be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the best judgment of the person or persons voting the proxies.

         MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS NAMED HEREIN, FOR PROPOSAL II (THE APPROVAL OF AN AMENDMENT TO

THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, CLASS B COMMON STOCK AND PREFERRED STOCK OF THE COMPANY, AND FOR PROPOSAL III (THE APPROVAL OF THE 2002 STOCK INCENTIVE PLAN). ALL STOCKHOLDERS ARE URGED TO MARK, SIGN AND SEND IN THEIR PROXIES WITHOUT DELAY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                  By Order of the Board of Directors



                                  KENNETH ROBINS, Secretary
October 11, 2002

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                            (ADOPTED AUGUST 15, 2002)

                                  ORGANIZATION

         The Audit Committee (the "Committee") of the Board of Directors of Waxman Industries, Inc. (the "Company") is comprised of two directors, both of which are "independent directors," as such term is defined by the Sarbanes-Oxley Act of 2002 (an "Independent Director"). To be "independent" under Sarbanes-Oxley, an audit committee member may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, (i) accept any consulting, advisory or other compensatory fee from the issuer or (ii) be an affiliate of the issuer or any of its subsidiaries.

         The Committee shall provide assistance to the directors of the Company in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports and open communication between the directors, the independent auditors and the financial management of the Company.

                                RESPONSIBILITIES

         The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to facilitate corporate accounting and reporting practices that are in accordance with all applicable requirements that are of the highest quality.

         In fulfilling these responsibilities, the Committee has enacted the following rules:

         1) The Committee will obtain the full Board of Directors' approval of this Charter and review and reassess the adequacy of this Charter as conditions dictate.

         2) Each Committee member shall be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time after appointment to the Committee.

         3) The Committee shall have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication. The Committee will disclose in SEC reports whether the committee includes at least one member who is a "financial expert".

         4)       Each member of the Committee shall be independent.

         5) The Committee shall have the direct responsibility for the hiring, compensation and oversight of all work performed by the independent auditors and shall be able to engage independent counsel or other outside advisors as needed.

         6) Members of the audit committee cannot accept consulting, advisory or other compensatory fees from the company (other than directors' fees), or be an affiliated person of the company or a subsidiary.

         7) The Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized.

         8) The Committee will review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

         9) The Committee will review reports from regulators and other legal and regulatory matters that have a material effect on the financial statements or related Company compliance policies.

         10) The Committee will inquire of management and the independent auditors about the significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

         11) The Committee will review the quarterly financial statements with the financial management and the independent auditors prior to the filling of the Form 10Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take any exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

         12) The Committee will review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant reporting issues and practices, including changes in, or adoption of accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

         13) The Committee will provide sufficient opportunity, including direct separate contact, for the independent auditors to meet or communicate with members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of their audit.

         14) The Committee will report the results of the annual audit to the Board of Directors. If required by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (or alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

         15) On an annual basis, the Committee will obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take appropriate action to oversee the continuing independence of the auditors.

         16) The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

         17) The Committee will investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or experts for this purpose if, in its judgment, that is appropriate.

         18) The Committee will review the Committee's report, containing the information required to be stated therein by the rules of the Securities and Exchange Commission, to be set forth in the proxy statement for the Company's annual meeting of shareholders, and review other Company disclosure relating to the Committee required to be set forth in such proxy statements.

         19) Prior to any event involving a related party transaction, the Committee will review and approve such transaction, or notify and request action on the related party transaction by the full Board of Directors of the Company.

         20) The Committee will notify all employees of the Company annually of the procedures established for complaints received about accounting, internal controls or auditing matters, as well as confidential, anonymous submission by employees of the company regarding accounting or auditing matters.

         21) The Committee will receive reports from the auditors regarding the company's critical accounting policies and material communications between the auditors and company management.

                                    EXHIBIT B

             PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO
                  THE CERTIFICATE OF INCORPORATION TO EFFECT A
               REDUCTION IN THE AUTHORIZED SHARES OF COMMON STOCK,
                    CLASS B COMMON STOCK AND PREFERRED STOCK

                               -------------------

                            CERTIFICATE OF AMENDMENT
                         TO CERTIFICATE OF INCORPORATION
                           OF WAXMAN INDUSTRIES, INC.

                             a Delaware corporation



         (Pursuant to Section 242 of the General Corporation Law of the
                               State of Delaware)


WAXMAN INDUSTRIES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

         FIRST: That at a meeting of the Board of Directors of Waxman Industries, Inc. (hereinafter called the "Corporation") held on August 27, 2002, resolutions were duly adopted (a) setting forth a proposed amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") to effect a reduction in the number of authorized shares of (i) common stock, par value $0.01 per share, of the Corporation, (ii) Class B common stock, par value $0.01 per share, of the Corporation, and (iii) preferred stock, par value $0.01 per share, of the Corporation, (b) declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, (c) directing that said amendment be considered at the next annual meeting of the stockholders and (d) authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.

         SECOND: That the Certificate of Incorporation be amended by deleting the first paragraph of Article Fourth of the Certificate of Incorporation and replacing it with the following:

                  "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue consists of 8,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), 1,500,000 shares of Class B Common Stock, par value $.01 per share ("Class B Stock"), and 200,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

         THIRD: That holders of at least a majority of the outstanding stock of the Corporation entitled to vote on the reduction in the number of authorized shares of capital stock, acting at the Annual Meeting of Stockholders of the Corporation held on December 3, 2002, at which a quorum was present in accordance with the General Corporation Law of the State of Delaware, duly approved the aforesaid amendment to the Certificate of Incorporation.

         FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chairman and attested by its Assistant Secretary this ____ day of December, 2002.

                                          WAXMAN INDUSTRIES, INC.


                                          By:_______________________________
                                              Name:  Melvin Waxman
                                              Title: Chairman of the Board and
                                                     Co-Chief Executive Officer

ATTEST:


By:__________________________________
     Name:  Mark Wester
     Title: Assistant Secretary

                                    EXHIBIT C

                             WAXMAN INDUSTRIES, INC.
                            2002 STOCK INCENTIVE PLAN

SECTION. 1. PURPOSE OF THE PLAN

         The purpose of the Waxman Industries, Inc. 2002 Stock Incentive Plan (the "Plan") is to further the interests of Waxman Industries, Inc. (the "Company") and its stockholders by providing long-term performance incentives to those key employees, nonemployee directors, contractors and consultants of the Company and its Subsidiaries (as defined herein) who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

SECTION. 2. DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Award" means any Option, SAR, Restricted Stock, Dividend Right, Deferred Stock Unit and other Stock-Based Awards, Tax Bonus Awards or other cash payments granted to a Participant under the Plan.

         (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

         (c) "Cause" shall have the meaning given such term in the Award Agreement, or if not defined in the Participant's Award Agreement, as defined in the employment agreement between the Participant and the Company or any Subsidiary, or if there is no employment agreement, "Cause" shall mean: (i) an act of dishonesty causing harm to the Company or any Subsidiary; (ii) the knowing disclosure of confidential information relating to the Company's or any Subsidiary's business; (iii) habitual drunkenness or narcotic drug addiction;
(iv) conviction of, or a plea of NOLO CONTENDERE with respect to, a felony; (v) the willful refusal to perform, or the gross neglect of, the duties assigned to the Participant; (vi) the Participant's willful breach of any law that, directly or indirectly, affects the Company or any Subsidiary; (vii) the Participant's willful violation of the Company's insider trading policies; or (viii) the Participant's material breach of his or her duties following a Change in Control that do not differ in any material respect from the Participant's duties and responsibilities during the 90-day period immediately prior to such Change in Control (other than as a result of incapacity due to physical or mental illness), which is willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period after receipt of written notice from the Company or any Subsidiary specifying such breach. If "Cause" is defined in both an employment agreement and an Award Agreement, the meaning thereof in the Award Agreement shall control, unless the Committee otherwise determines at the time the Award is granted.

         (d) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, or (z) a Permitted Holder, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

         Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Committee" means the Compensation and Stock Option Committee of the Board of Directors of the Company.

         (g) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the date which is twenty-four months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         (h) "Deferred Stock Unit" means an Award that shall be valued in reference to the market value of a share of Stock (plus any distributions on such Stock that shall be deemed to be re-invested when made) and may be payable in cash or Stock at a specified date as elected by a Participant.

         (i) "Dividend Rights" means the right to receive in cash or shares of Stock, or have credited to an account maintained under the Plan for later payment in cash or shares of Stock, an amount equal to the dividends paid with respect to a specified number of shares of Stock (other than a Stock dividend that results in adjustments pursuant to Section 8(a)).

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the average, weighted inversely by the number of days from the relevant date, of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

         (l) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

         (m) "Option" means a right granted to a Participant pursuant to Section 6(b) or (c) to purchase Stock at a specified price during specified time periods. An Option granted to a Participant pursuant to Section 6(b) may be either an ISO, or a nonstatutory Option (an Option not designated as an ISO).

         (n) "Participants" means the key employees, nonemployee directors, contractors and consultants selected to receive Awards pursuant to the Plan.

         (o) "Performance Goal" means a goal, expressed in terms of cash generation targets, profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS), market share targets, profitability targets as measured through return ratios, stockholder returns, or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division, or department.

         (p) "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

         (q) "Permitted Holders" means Armond Waxman, Melvin Waxman, Laurence Waxman, trusts for the benefit of any of Armond Waxman, Melvin Waxman, Laurence Waxman or members of their families, the heirs of or administrators or executors for the respective estates of Armond Waxman, Melvin Waxman or Laurence Waxman or any person, entity or group of persons controlled by any of the foregoing.

         (r) "Prior Plans" means the Company's 1992 Non-Qualified and Incentive Stock Option Plan, as amended, the 1994 Stock Option Plan for Non-Employee Directors and the 1996 Non-Employee Directors Restricted Share Plan.

         (s) "Restricted Stock" means Stock awarded to a Participant pursuant to
Section 6(e) that may be subject to certain restrictions and to a risk of forfeiture.

         (t) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(f) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

         (u) "Stock" means the common stock, $0.01 par value, of the Company.

         (v) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to, the market value of Stock, including but not limited to any Option, SAR, Restricted Stock or Stock granted as a bonus or Awards in lieu of cash obligations.

         (w) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

         (x) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of
(i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

SECTION. 3. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company.

         Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the Participants, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to executive officers of the Company the authority, subject to such terms as the Committee shall determine, to exercise such authority and perform such functions, including, without limitation, the selection of Participants and the grant of Awards, as the Committee may determine, to the extent permitted under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and applicable law; provided, however, that the Committee may not delegate the authority to grant

Awards, perform such functions or make any determination affecting or relating to the executive officers of the Company.

SECTION. 4. PARTICIPATION IN THE PLAN

         Participants in the Plan shall be key employees, nonemployee directors, contractors and consultants of the Company and its Subsidiaries; provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as ISOs.

SECTION. 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 250,000 shares.

         No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tender or retained shall again be available for Awards under the Plan. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards to grant future awards as a commitment of the Company or any Subsidiary in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

         (b) Subject to adjustment as provided in Section 8(a) hereof, the maximum number of shares of Stock that may be issued in connection with ISOs shall be 250,000, and the maximum amount which may be granted as Awards to any Participant during any one year period shall not exceed (i) Stock-Based Awards for 50,000 shares of Stock (whether payable in cash or stock), (ii) 10,000 Deferred Stock Units, (iii) Dividend Rights with respect to more than 10,000 shares of Stock, (iv) a Tax Bonus payable with respect to the Awards described in clauses (i) through (iii), and (v) cash payments (other than Tax Bonuses) of $100,000.

SECTION. 6. AWARDS

         (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of

Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

         (b) OPTIONS. The Committee may grant Options to Participants on the following terms and conditions:

                  (i) The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted (110% of the Fair Market Value in the case of an ISO issued to a 10% shareholder within the meaning of Section 422(c)(5) of the Code).

                  (ii) The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Stock, by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option.

                  (iii) The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

         (c) DIRECTOR OPTIONS.

                  (i) The Committee shall grant to each person who becomes a non-employee director of the Company an Option (a "Director Option") to purchase 2,000 shares of Stock, such grant to be made on the date such person becomes a non-employee director of the Company. Any non-employee director entitled to a Director Option may decline such Director Option.

                  (ii) The exercise price of each Director Option shall be the Fair Market Value of the shares covered thereby at the time the Director Option is granted. Each Director Option, to the extent vested, may be exercised in whole or in part, the exercise price may be paid in cash or by the surrender at Fair Market Value of Stock (either actually, by attestation or otherwise), or by any combination of cash and shares of Stock, and shall be subject to such other terms and provisions as the Committee shall determine.

         (d) DEFERRED STOCK UNITS. The Committee is authorized to award Deferred Stock Units to Participants in lieu of payment of a bonus or a Stock-Based Award or cash payment granted under the Plan if so elected by a Participant under such terms and conditions as the Committee shall determine. Settlement of any Deferred Stock Units shall be made in cash or shares of Stock.

         (e) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                  (i) Restricted Stock awarded to a Participant shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, and such restrictions on transferability and other restrictions and Performance Goals for such periods as the Committee may establish. Additionally, the Committee shall establish at the time of such Award restrictions which may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

                  (ii) Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any Performance Goal requirement upon the death, disability, retirement or otherwise of a Participant, whenever the Committee determines that such action is in the best interests of the Company.

                  (iii) Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                  (iv) Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

         (f) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (i) An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

                  (ii) The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

         (g) CASH PAYMENTS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

         (h) DIVIDEND RIGHTS. The Committee is authorized to grant Dividend Rights to Participants on the following terms and conditions:

                  (i) Dividend Rights may be granted either separately or in tandem with any other Award. If any Dividend Rights are granted in tandem with any other Award, such Dividend Rights shall lapse, expire or be forfeited simultaneously with the lapse, expiration, forfeiture, payment or exercise of the Award to which the Dividend Rights are tandemed. If Dividend Rights are granted separately, such Dividend Rights shall lapse, expire or be terminated at such times or under such conditions as the Committee shall establish.

                  (ii) The Committee may provide that the dividends attributable to Dividend Rights may be paid currently or the amount thereof may be credited to a Participant's Plan account. The dividends credited to a Participant's account may be credited with interest, or treated as used to purchase at Fair Market Value Stock or other property in accordance with such methods or procedures as the Committee shall determine and shall be set forth in the Award Agreement evidencing such Dividend Rights. Any crediting of Dividends Rights may be subject to restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or Stock equivalents. The Committee may provide that the payment of any Dividend Rights shall be made, or once made, may be forfeited under such conditions as the Committee, in its sole discretion, may determine.

         (i) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards, in addition to those provided in Sections 6(b), (c), (d),
(e) and (f) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

SECTION. 7. ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

         (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or (except as provided in Section 6(b)(iv)) in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

                  (i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

                  (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

         (b) EXCHANGE AND BUY OUT PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

         (c) PERFORMANCE GOALS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

         (d) TERM OF AWARDS. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option (including any Director Option), SAR or Dividend Right exceed a period of ten years from the date of its grant (or in the case of any ISO, such shorter period as may be applicable under Section 422 of the Code).

         (e) FORM OF PAYMENT. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, or on a deferred basis. The Committee may, whether at the time of grant or at any time thereafter prior to payment or settlement, require a Participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or Stock that would otherwise be due to such Participant in payment or settlement of an Award under the Plan. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of Dividend Rights in respect of deferred amounts credited in Stock equivalents.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

         (f) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (g) AWARDS TO COMPLY WITH SECTION 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, and shall be conditional upon the achievement of Performance Goals that have been established by the Committee in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed. Before any compensation pursuant to a Performance-Based Award (other than Options and SARs granted at not less than Fair Market Value) is paid, the Committee shall certify in writing that the Performance Goals applicable to the Performance-Based Award were in fact satisfied.

         (h) CHANGE OF CONTROL. Except to the extent provided otherwise in the Award Agreement, in the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, unless such Awards are assumed or replaced by an acquiring company. If an Award to any employee is assumed or replaced and the employment of the Participant with the acquiring company is terminated or terminates for any reason other than Cause within 18 months of the date of the Change of Control, then the assumed or replaced Awards that are outstanding on the day prior to the day the Participant's employment terminates or is terminated shall become 100% vested in the Participant or free of any restrictions as of the date the Participant's employment terminates or is terminated.

SECTION. 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION IN CERTAIN EVENTS

         (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

         (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

SECTION. 9. GENERAL PROVISIONS

         (a) CHANGES TO THE PLAN AND AWARDS. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

         The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

         Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at or before the Company's 2002 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or
(iii) increase the number of shares of Stock subject to the Plan.

         (b) NO RIGHT TO AWARD OR EMPLOYMENT. No employee, director, contractor or consultant or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period.

         (c) TAXES. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

         (d) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

         (e) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

         (f) SECURITIES LAW REQUIREMENTS. The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

         (g) TERMINATION. The Plan shall terminate upon the earlier of (i) the adoption of a resolution by the Committee terminating the Plan; or (ii) ten years from the effective date of the Plan.

         (h) PRIOR PLANS. This Plan replaces and supercedes the Prior Plans, and the Prior Plans shall terminate on such dates that are specified by the Board of Directors of the Company, except that such termination shall not affect any grants or awards then outstanding under the Prior Plans.

         (i) FRACTIONAL SHARES. The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

         (j) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

         (k) EFFECTIVENESS OF THE PLAN. The Plan shall become effective on such date that is specified by the Board of Directors of the Company. Following adoption of the Plan by such Board, the Plan shall be submitted to the Company's stockholders for approval, and unless the Plan is approved by the Company's stockholders within twelve (12) months after being adopted by such Board, the Plan and all Options thereunder shall be void and of no further force and effect.

PROXY                        WAXMAN INDUSTRIES, INC.                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 3, 2002

The undersigned appoints each of Melvin Waxman and Armond Waxman, each with the power to appoint his substitute, as proxies of the undersigned, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Proxy Card, all the shares of Common Stock and Class B Common Stock of Waxman Industries, Inc. held of record by the undersigned on October 4, 2002, at the Annual Meeting of Stockholders of Waxman Industries, Inc. to be held on December 3, 2002.


                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

              --  Please Detach and Mail in the Envelope Provided  --

--------------------------------------------------------------------------------

A   [X]  Please mark your
         votes as in this
         example.

                FOR all nominees          WITHHOLD
                  listed at right         AUTHORITY
                (except as marked        to vote for
               to the contrary below)    all nominees
    1.  Election of                                       Nominees:  Melvin Waxman
        Directors     [    ]                [    ]                   Armond Waxman
                                                                     Laurence S. Waxman
                                                                     Irving Z. Friedman
                                                                     Judy Robins
                                                                     John S. Peters
                                                                     Mark Reichenbaum


    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



    --------------------------------------------------

    2.  Approval  of  an  amendment  to  the            FOR    AGAINST  ABSTAIN
        Company's Certificate of Incorporation to
        reduce the authorized shares of Common        [    ]    [    ]   [    ]
        Stock, Class B Common Stock and Preferred
        Stock of the Company.

    3.  Approval of the Waxman Industries, Inc.
        2002 Stock Incentive Plan.                    [    ]    [    ]   [    ]

    4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
     HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
     WILL BE VOTED FOR ALL NOMINEES AND IN FAVOR OF PROPOSALS 2 AND 3.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
     ENVELOPE.


     __________________________________    __________________________________    DATED:_________, 20____
       SIGNATURE                           SIGNATURE IF HELD JOINTLY

    NOTE: Please sign exactly as name or names appear hereon. When shares are held by jointly tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by any authorized person.
